                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant  [x]

     Filed by a party other than the Registrant [ ]

     Check the appropriate box:

[X]  Preliminary Proxy Statement             [ ]  Confidential, For Use of the
                                                  Commission Only (as
[ ]  Definitive Proxy Statement                   permitted by Rule 14a-6(e)(2))

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                INTELLICORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
  [x]   No fee required.
  [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
  (1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
  (2)   Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


  (4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
  (5)   Total fee paid:

--------------------------------------------------------------------------------
  [ ]   Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
  [ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)   Amount previously paid:

--------------------------------------------------------------------------------
  (2)   Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
  (3)   Filing Party:

--------------------------------------------------------------------------------
  (4)   Date Filed:
--------------------------------------------------------------------------------

                               [INTELLICORP LOGO]
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 4, 2001

To the Stockholders of IntelliCorp, Inc.:

     The Annual Meeting of Stockholders of IntelliCorp, Inc. (the "Company") will be held at the offices of the Company, 1975 El Camino Real West, Suite #201, Mountain View, California, 94040-2216 on December 4, 2001 at 9:00 a.m. local time for the following purposes:

     1. To elect seven directors to hold office until the next annual meeting of stockholders and until their successors are elected.

     2. To approve the issuance of our securities in connection with a private financing.

     3. To approve the amendment of our Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock by 100,000,000.

     4. To transact such other business as properly may come before the meeting, or any adjournment or postponements of the meeting.

     Only stockholders of record at the close of business on October 15, 2001 are entitled to notice of, and to vote at, the meeting and any adjournments or postponements of the meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ RAYMOND G. MOREAU

                                          Raymond G. Moreau,
                                          Director and Chief Executive Officer

Mountain View, California
October 24, 2001

                                   IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE. THANK YOU FOR ACTING PROMPTLY.

                               (INTELLICORP LOGO)
                      1975 EL CAMINO REAL WEST, SUITE #201
                      MOUNTAIN VIEW, CALIFORNIA 94040-2216
                                 (650) 965-5500

To the Stockholders of IntelliCorp, Inc.:

     The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of IntelliCorp, Inc., a Delaware corporation ("IntelliCorp" or the "Company"). The proxy is solicited for use at the annual meeting of stockholders (the "Annual Meeting") to be held at 9:00 a.m. local time on December 4, 2001 at the offices of the Company, 1975 El Camino Real West, Suite #201, Mountain View, California, 94040-2216. The approximate date on which this proxy statement and the accompanying notice and proxy are being mailed to stockholders is November 1, 2001.

     Only stockholders of record at the close of business on October 15, 2001 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. At the close of business on that date, the Company had outstanding 21,765,007 shares of its Common Stock, par value $.001 per share ("Common Stock"). Holders of Common Stock are entitled to one vote for each share of Common Stock held. In order to constitute a quorum for the conduct of business at the Annual Meeting, a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting must be represented at the Annual Meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

     All shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. If the manner of voting is not specified in an executed proxy received by the Company, the proxy will be voted for the election of the directors listed in the proxy for election to the Board and for approval of the other proposals described in this proxy statement.

     Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. Proposal Number Two requires the approval of a majority of the shares of Common Stock represented and voting at the meeting at which a quorum is present. Abstentions will have the same effect as votes against such proposal. Broker non-votes, however, will be treated as unvoted for the purposes of determining approval of such proposal and will not be counted as votes for or against such proposal. Proposal Number Three requires the approval of a majority of the outstanding voting shares of the Company. Abstentions and broker non-votes will have the same effect as votes against Proposal Three.

     Any stockholder giving a proxy in the form accompanying this proxy statement has the power to revoke the proxy prior to its exercise. A proxy can be revoked by an instrument of revocation delivered prior to the Annual Meeting to the Secretary of the Company, by a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, or at the Annual Meeting if the stockholder is present and elects to vote in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

     Solicitation of proxies may be by directors, officers and other employees or agents of the Company by personal interview, telephone or telegraph. Costs of solicitation will be borne by the Company.

                              PROPOSAL NUMBER ONE

                      NOMINATION AND ELECTION OF DIRECTORS

NOMINATION OF DIRECTORS

     The Bylaws of the Company provide for a Board consisting of not fewer than five nor more than nine directors. The size of the Board is presently set at seven. Proxies cannot be voted for more than seven directors at the Annual Meeting. The present term of office of all directors will expire at the Annual Meeting.

     Seven directors are nominated to be elected at the Annual Meeting to serve until the next annual meeting and until their respective successors are elected. All of the nominees are currently directors of the Company. It is intended that proxies received will be voted FOR the election of the nominees named below unless marked to the contrary. In the event any such person is unable or unwilling to serve as a director, proxies may be voted for substitute nominees designated by the present Board. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director if elected.

     The following table indicates the name and age of each nominee, all positions with the Company held by the nominee, and the year during which the nominee first was elected a director.

NAME                                             AGE     POSITION WITH COMPANY      DIRECTOR SINCE
----                                             ---     ---------------------      --------------
Arthur W. Berry(1)(2)..........................  60    Director                          1997
Elmer F. Fisher(1)(2)..........................  63    Director                          2000
Alan K. Greene.................................  62    Director                          2001
Kenneth H. Haas................................  50    Director and Vice Chairman        1993
Robert A. Lauridsen(1)(2)......................  53    Director                          1999
Raymond G. Moreau..............................  55    Director and Chief                2001
                                                       Executive Officer
Norman J. Wechsler(1)(2).......................  56    Director and Chairman             1996

---------------

(1) Compensation and Stock Option Committee Member

(2) Audit Committee Member

BUSINESS EXPERIENCE OF NOMINEES

     Mr. Berry has been a Director of the Company since August 1997. From 1990 to 1992, Mr. Berry was Chairman of Pecks Management Partners Ltd. in New York, a specialized, institutional investment management firm focusing on public and privately placed convertible securities. From 1985 to 1990, Mr. Berry was President of the Alliance Capital Management, L.P. Convertible Fund. Prior to joining Alliance, Mr. Berry was with the Harris Bank in Chicago, first as Senior Portfolio Manager in the bank's individual investment group, then as Vice President and Head of the Special Funds section and Manager of the Harris Convertible Fund. Mr. Berry, a Chartered Financial Analyst, is a graduate of Monmouth College and holds an MBA degree from Washington University. Mr. Berry is a director of Hybridon, Inc.

     Mr. Fisher joined the IntelliCorp Board of Directors in July 2000. Mr. Fisher held the position of Chairman and Chief Executive Officer at Deliotte Consulting/ICS from 1995 to 2000. From 1990 to 1995, Mr. Fisher worked as the National Managing Director of Operations at Deliotte & Touche.

     Mr. Greene joined the IntelliCorp Board of Directors in October 2001. Mr. Greene held the position of National Director, Merger and Acquisition -- Tax Services at Price Waterhouse from 1989 to 1991. Prior, Mr. Greene was the Managing Partner of Price Waterhouse's Stamford Connecticut office.

     Mr. Haas joined IntelliCorp as General Counsel in 1983. Mr. Haas was promoted to Vice President and Secretary in 1984, then appointed Vice President, Finance and Chief Financial Officer in January 1990. In 1992, Mr. Haas was promoted to President, and in 1999 to Chief Executive Officer. Mr. Haas served as Chief Executive Officer until April 2001. Mr. Haas has been a Director of the Company since 1993 and was appointed Vice Chairman in April 2001. Mr. Haas received his A.B. from Harvard College, his J.D. from Harvard Law School, and attended the Harvard Business School Advanced Management Program.

     Mr. Lauridsen has been a Director of the Company since April 1999. Mr. Lauridsen has been a partner with R.B. Webber & Company in Palo Alto, California, a management-consulting firm focused on working with high technology companies since 1995. From 1990 to 1995 Mr. Lauridsen was an executive at Apple Computer, from 1991 as Vice President of Corporate Development.

     Mr. Moreau joined IntelliCorp as President and Chief Operating Officer in August 2000. In April 2001, Mr. Moreau was promoted to Chief Executive Officer and elected as a director. Prior to IntelliCorp, Mr. Moreau was a Senior Partner at Ernst & Young until May 2000. From 1988 to 1995, Mr. Moreau was the managing director of Ernst & Young's Southern U.S. Region. From 1979 to 1988, he was the leading technology partner in the Southwest region. Mr. Moreau received a MBA degree in Quantitative Management Science and Accounting and a B.S. degree in Industrial Management from Louisiana Tech University.

     Mr. Wechsler has been a Director of the Company since September 1996 and was appointed Chairman in April 2001. Mr. Wechsler is Chairman of Wechsler & Co., a private investment company and a broker-dealer. Mr. Wechsler is also Chairman of the Board of Directors of Rave, LLC, a semiconductor equipment manufacturer. Mr. Wechsler is a member of the Board of Directors of Ariat, a private equestrian footwear company. Mr. Wechsler also serves as a consultant to Management and the Board of Directors of many companies, both public and private.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors met ten times during the last fiscal year. All directors participated in all of the meetings of the Board and all committees of the Board on which he or she served that were held during the period.

     The Board of Directors has a Compensation and Stock Option Committee and an Audit Committee. The Compensation and Stock Option Committee, which consisted of Mr. Berry, Mr. Fisher, Mr. Lauridsen and Mr. Wechsler, met eight times during the last fiscal year. The functions of this Committee are to review and approve management compensation and to administer the Company's stock option plans.

     The Audit Committee, which consisted of Mr. Berry, Mr. Fisher, Mr. Lauridsen and Mr. Wechsler, met four times during the last fiscal year. The functions of the Audit Committee are to recommend to the Board the firm of independent auditors to serve the Company, to review the scope, fees and results of the audit by the independent auditors and to review the internal control procedures of the Company.

     The Board of Directors does not have a nominating committee.

COMPENSATION OF DIRECTORS

     The Company's 1991 Nonemployee Directors Stock Option Plan (the "Directors Plan"), as amended provides that if a person who is neither an officer nor an employee of the Company is elected or appointed a director, the Company is required to grant that person an initial nonqualified stock option ("NQO") to purchase 25,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of Common Stock on the date of grant. Generally, each such option will be exercisable in full upon the date of grant. Under the Directors Plan, at the first meeting of the Board following each annual meeting of the stockholders of the Company, the Company is required to grant to each director of the Company who is neither an officer nor an employee of the Company an NQO to purchase 10,000 shares of the Company's Common Stock, at an exercise price equal to the fair market value of Common Stock on the date of the grant. Generally, each such option will be exercisable in full upon the date of grant. The Directors Plan also permits the Board to elect to waive the payment of all or any part of director fees and to credit an amount not greater than such waived fees to reduce the exercise price of options granted under the Directors Plan. The term of any option granted under the Directors Plan is ten years and two days.

     An aggregate of 75,000 options were granted to nonemployee directors under the Directors Plan during the fiscal year ended June 30, 2001.

     Nonemployee directors of the Company have the right to receive an annual fee for their services as directors. During fiscal 2001, all nonemployee directors were entitled to receive an annual fee of $15,000 each, and they elected to waive payment of such fees.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent of the Common Stock, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission and the National Association of Securities Dealers. Such officers, directors and ten percent stockholders are also required by Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) forms that they file.

     Elmer F. Fisher filed a late Form 3 for July 2000, Raymond G. Moreau filed a late Form 4 for August 2000, Arthur W. Berry filed a late Form 4 for December 2000, Katharine C. Branscomb, David J. Loeb and Gregory L. Sulier each filed a late Form 4 for June 2001, Jeffrey R. Dalton and George A. D'Auteuil, Jr. each filed a late Form 3 for August 2001, reporting their respective beneficial ownership in the Company.

     Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that, during the fiscal year ended June 30, 2001, there has been no other failure by any of its officers, directors or 10% stockholders to file on a timely basis any reports required by Section 16(a).

                           BENEFICIAL STOCK OWNERSHIP

     Based on 21,765,007 shares of common stock outstanding as of September 30, 2001, the following table sets forth: (i) the name and address of each person who, to the knowledge of the Company, beneficially owned more than five percent (5%) of the outstanding Common Stock; (ii) the total number of shares beneficially owned by such person; and (iii) the percentage of the outstanding Common Stock so owned. The information relating to ownership of shares is based upon information furnished by the beneficial owner.

NAME AND ADDRESS                                              NUMBER OF SHARES   PERCENT OF CLASS
----------------                                              ----------------   ----------------
SAP AG......................................................     1,736,263             7.98%
  Postfach 1461
  D-69185, Walldorf, Germany
Norman J. Wechsler(1).......................................     7,456,921            31.60%
  105 South Bedford Road, Suite 310
  Mt. Kisco, NY 10549

---------------

(1) Includes 5,391,364 shares of Common Stock held by Wechsler & Company, Inc., of which Mr. Wechsler is the Chairman of the Board, President, and principal stockholder, including 792,794 shares issuable upon conversion of Preferred Stock and 994,032 shares issuable upon exercise of warrants, 60,000 shares of Common Stock held by Mr. Wechsler's spouse, 5,000 shares of Common Stock held by a trust for the benefit of Mr. Wechsler's minor son, 26,101 shares of Common Stock held by Waco Partners, of which Mr. Wechsler is the managing general partner, outstanding options to purchase 45,000 shares granted directly to Mr. Wechsler under the 1991 Nonemployee Directors Stock Option Plan which were exercisable as of September 30, 2001, or within 60 days from such date, and 2,020,557 shares of Common Stock, directly owned by Mr. Wechsler.

     The following table sets forth as of September 30, 2001, beneficial Common Stock ownership information concerning: (i) all current directors and nominees;
(ii) each executive officer named in the Summary Compensation Table; and (iii) all directors and executive officers as a group. Each person has sole investment and voting power with respect to the shares indicated, except as otherwise set forth in the footnotes to the table.

                                                              NUMBER OF     PERCENT OF
NAME                                                          SHARES(1)      CLASS(1)
----                                                          ---------     ----------
Arthur W. Berry.............................................    485,483(2)      2.22%
Elmer F. Fisher.............................................     35,000            *
Alan K. Greene..............................................     46,250(3)         *
Kenneth H. Haas.............................................    557,662         2.50%
Robert A. Lauridsen.........................................     45,000            *
Norman J. Wechsler..........................................  7,456,921(4)     31.60%
Raymond G.Moreau............................................    322,900         1.47%
Jerome F. Klajbor...........................................     46,875            *
David J. Loeb...............................................    181,251            *
Gregory L. Sulier...........................................    109,375(3)         *
All directors and executive officers as a group (11
  persons)..................................................  9,218,767(5)     37.38%(5)

---------------

 *  Less than 1%.

(1) Assumes that the person has exercised, to the extent exercisable within 60 days and not subject to repurchase on or after September 30, 2001, all options to purchase Common Stock held by him or her and that no other person has exercised any outstanding options.

(2) Includes 32,529 shares of Common Stock issuable upon conversion of Preferred Stock and 45,000 shares issuable upon exercise of warrants.

(3) Includes 6,250 shares issuable upon exercise of warrants.

(4) Includes 5,391,364 shares of Common Stock held by Wechsler & Company, Inc., of which Mr. Wechsler is the Chairman of the Board, President, and principal stockholder, including 792,794 shares issuable upon conversion of Preferred Stock and 994,032 shares issuable upon exercise of warrants, 60,000 shares of Common Stock held by Mr. Wechsler's spouse, 5,000 shares of Common Stock held by a trust for the benefit of Mr. Wechsler's minor son, 26,101 shares of Common Stock held by Waco Partners, of which Mr. Wechsler is the managing general partner, outstanding options to purchase 45,000 shares granted directly to Mr. Wechsler under the 1991 Nonemployee Directors Stock Option Plan which were exercisable as of September 30, 2001, or within 60 days from such date, and 2,020,557 shares of Common Stock, directly owned by Mr. Wechsler.

(5) Includes 1,085,176 shares which executive officers and directors as a group have the right to acquire prior to September 30, 2001 through the exercise of options and which are not subject to repurchase after that date and 1,871,812 shares issuable upon conversion of Warrants and Preferred Stock for Mr. Wechsler, Mr. Berry, Mr. Greene and Mr. Sulier.

                             EXECUTIVE COMPENSATION

     The following table sets forth compensation paid by the Company for services rendered in all capacities during the three most recent fiscal years to the following executive officers of the Company:

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                                         ANNUAL COMPENSATION         COMPENSATION
                                                        ----------------------   ---------------------
                                               YEAR                COMMISSION/
                                               ENDED     SALARY       BONUS      SECURITIES UNDERLYING
        NAME AND PRINCIPAL POSITION           JUNE 30      $            $           OPTIONS/SARS(#)
        ---------------------------           -------   --------   -----------   ---------------------
Raymond G. Moreau...........................   2001     $303,782    $131,250            500,000
  Director and Chief Executive Officer
Kenneth H. Haas(1)..........................   2001     $200,000    $ 75,000            100,000
  Director and Vice Chairman of the Board      2000     $200,000    $    -0-            150,000
                                               1999     $196,154    $    -0-                  0
Jerome F. Klajbor...........................   2001     $199,615    $    -0-             40,000
  Vice President Finance, Secretary and        2000     $ 16,025    $    -0-            150,000
  Chief Financial Officer
David J. Loeb...............................   2001     $165,000    $ 53,391             40,000
  Vice President, Consulting & Training        2000     $128,938    $101,676             60,000
                                               1999     $119,167    $ 46,065             10,000
Gregory L. Sulier...........................   2001     $250,000    $ 61,156             40,000
  Vice President and Managing Director         2000     $ 32,212    $    -0-            250,000
  European Consulting

---------------

(1) Mr. Haas resigned as the Chief Executive Officer and was appointed Vice Chairman of the Board in May 2001.

EMPLOYMENT AGREEMENTS

     In October 1991, the Company entered into employment agreement with Mr. Haas which was amended in December 2000 and then again in May 2001. Mr. Haas resigned as the company's Chief Executive Officer as of the date of the second amendment, but continues to serve as Vice Chair of the Board of Director of the Company.

     The following table shows for each executive officer named in the Summary Compensation Table certain information regarding stock option grants during fiscal year 2001:

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)

                                                                                           POTENTIAL
                                       PERCENT TOTAL                                  REALIZABLE VALUE AT
                          NUMBER OF     OPTIONS/SARS                                   ASSUMED RATES OF
                         SECURITIES      GRANTED TO                                STOCK PRICE APPRECIATION
                         UNDERLYING     EMPLOYEES IN    EXERCISE OR                   FOR OPTION TERM(3)
                         OPTION/SARS    FISCAL YEAR     BASE PRICE    EXPIRATION   -------------------------
NAME                     GRANTED(2)         2001         ($/SHARE)       DATE          5%            10%
----                     -----------   --------------   -----------   ----------   -----------   -----------
Raymond G. Moreau......    400,000           19%          $1.4375     08/23/2010    $361,865      $917,181
                           100,000(4)         5%          $0.5625     12/29/2010    $ 35,400      $ 89,724
Kenneth H. Haas........    100,000(4)         5%          $0.5625     12/29/2010    $ 35,400      $ 89,724
Jerome F. Klajbor......     40,000(4)         2%          $0.5625     12/29/2010    $ 14,160      $ 35,890
David J. Loeb..........     40,000(4)         2%          $1.3438     08/10/2010    $ 33,828      $ 85,740
Gregory L. Sulier......     40,000(4)         2%          $0.5625     12/29/2010    $ 14,160      $ 35,890

---------------

(1) No SAR grants were made to any named executive officer during the year ended June 30, 2001.

(2) The options have a term of ten years and two days and are immediately exercisable upon issuance but are subject to a right of repurchase which expires ratably over a period of 4 years, except for those noted below with alternate repurchase rights. Payment by the optionee on exercise of options may be in cash, by a full recourse promissory note, or by tender of shares. All options are granted at the fair market value of the Company's Common Stock on the date of grant.

(3) The potential realizable value is based on the term of the option at the date of the grant (10 years). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term, and that the option is exercised and sold on the last day of the option term for the appreciated stock price. These amounts represent certain assumed rates of appreciation, in accordance with the rules of the SEC, and do not reflect the Company's estimate or projection of the future stock price performance. Actual gains, if any, are dependent on the actual future performance of the Company's Common Stock. There can be no assurance that the amounts reflected in this table will be achieved.

(4) The options granted to Mr. Moreau, Mr. Haas, Mr. Klajbor, Mr. Loeb, and Mr. Sulier have a term of ten years and two days and are immediately exercisable upon issuance but are subject to a right of repurchase which expires ratably over a period of one year.

     The following table shows for each executive officer named in the Summary Compensation Table certain information regarding option exercises during fiscal year 2001 and options outstanding as of June 30, 2001:

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                      FISCAL YEAR-END OPTION/SAR VALUES(1)

                            SHARES                        NUMBER OF                  VALUE OF UNEXERCISED
                           ACQUIRED                 SECURITIES UNDERLYING                IN-THE-MONEY
                              ON       VALUE         UNEXERCISED OPTIONS          OPTIONS AT FISCAL YEAR-END
NAME                       EXERCISE   REALIZED   EXERCISABLE/UNEXERCISABLE(2)   EXERCISABLE/UNEXERCISABLE(2)(3)
----                       --------   --------   ----------------------------   -------------------------------
Raymond G. Moreau........    -0-         $0                -0-/500,000                     $-0-/$53,750
Kenneth H. Haas..........    -0-         $0            521,738/104,688                  $40,375/$53,750
Jerome F. Klajbor........    -0-         $0             37,500/152,500                     $-0-/$21,500
David J. Loeb............    -0-         $0              56,563/60,000                        $211/$164
Gregory L. Sulier........    -0-         $0             62,500/227,500                     $-0-/$21,500

---------------

(1) No SAR grants were outstanding at June 30, 2001.

(2) All options included in the table are immediately exercisable at the exercise price upon issuance, but the shares issuable upon option exercise are subject to a right of repurchase by the Company upon employment termination. Options identified as "Unexercisable" in the table were subject to a right of repurchase as of fiscal year end.

(3) Based on a closing share price of $1.1000 at fiscal year end.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors serves as the representative of the Board of the Directors for general oversight of the Company's financial accounting and reporting process, system of internal controls, audit process, and process for monitoring compliance with laws and regulations. Each of the members of the Audit Committee is independent, as defined under the listing standards of NASDAQ. The Committee operates under a written charter adopted by the Board of Directors and attached to this Proxy Statement as Appendix A. The Company's management has primary responsibility for preparing the Company's financial statements and for the Company's financial reporting process. The Company's independent auditors, Ernst & Young LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles in the United States of America.

     In this context and in connection with the audited financial statements contained in the Company's Annual Report on Form 10-KSB, the Audit Committee:

     - reviewed the audited financial statements with the Company's management;

     - discussed with Ernst & Young LLP, the Company's independent auditors, certain matters related to the conduct of the audit, as required by Statement of Auditing Standards No. 61, Communication with Audit Committees;

     - met with the independent auditors, with and without management present, to discuss the results of their audit, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting;

     - reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standard Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors their independence from the Company, and concluded that the non-audit services performed by Ernst & Young LLP are compatible with maintaining their independence;

     - instructed the independent auditors that the Committee expects to be advised if there are any subjects that require special attention.

     Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements for the fiscal year ended June 30, 2001 be included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2001, for filing with the SEC, and the Board of Directors approved such inclusion. Based on the Audit Committee's recommendation, the Board has also selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 2002.

                                          The Audit Committee of
                                          Arthur W. Berry
                                          Elmer F. Fisher
                                          Robert A. Lauridsen
                                          Norman J. Wechsler

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     Ernst & Young LLP have acted as the Company's independent accountants since appointed in March 1987. In accordance with standard policy, Ernst & Young LLP periodically changes the individuals who are responsible for the Company's audit.

     In addition to performing the audit of the Company's consolidated financial statements for the fiscal year 2001, Ernst & Young LLP provided various other services during such year. The aggregate fees billed for fiscal 2001 for each of the following categories of services are as follows:

Audit and review of the Company's fiscal 2001 financial
  statements................................................  $158,042
All other services..........................................  $105,712

     Ernst & Young LLP did not provide any services related to financial information systems and implementation during fiscal 2001.

     "All other services" includes (i) tax planning and review of tax returns of the Company, and (ii) evaluation of the effects of various accounting issues and changes in professional standards.

                              PROPOSAL NUMBER TWO

                APPROVAL OF ISSUANCE OF SECURITIES IN CONNECTION
                           WITH FINANCING TRANSACTION

BACKGROUND

     The Stockholders of the Company are being asked to approve and ratify the issuance and sale of up to 1,471,747 shares of Series C Preferred Stock (the "Series C Preferred") and Warrants to purchase up to 367,937 shares of the Company's Common Stock ("Warrants"), and additional securities that may become issuable pursuant to the respective rights, preferences and privileges of the Series C Preferred and Warrants sold in a private placement (the "Financing"), including Common stock dividends payable to the Series C Preferred holders, on the terms and conditions outlined below. On March 8, 2001, the Company issued and sold 4,880 shares of Series C Preferred (the "Issued Series C") and issued warrants to purchase 1,084,445 shares of the Company's Common Stock (the "Issued Warrants") for aggregate gross proceeds of $4.88 million. As further explained below, no stockholder approval was required prior to the closing of the Financing. However, pursuant to the terms of the Financing, we are required to adjust the conversion price of the Series C Preferred and issue additional Warrants ("Additional Issuance") as a result of a reset provision. Additional Issuance will result in the aggregate number of shares issued or issuable above 20% of our outstanding stock, and therefore will require stockholder approval in order to comply with NASD corporate governance requirements. If we do not obtain the stockholder approval, Nasdaq may cause our common stock to be delisted from the Nasdaq SmallCap Market. Alternatively, the holders of the Series C Preferred have the option to require the Company to redeem a portion of Issued Series C so there will be enough shares available to adjust the conversion price for Series C Preferred.

     The purchasers in the Financing consist of a limited number of accredited investors, and the sale of Series C Preferred and grant of Warrants in the Financing (and the issuance of Common Stock upon conversion or exercise, respectively, thereof; and the issuance of any additional securities that may become issuable pursuant to the rights, preferences and privileges of the Series C Preferred and Warrants) was and will be made in reliance on Regulation D promulgated under the Act, which offers an exemption from the registration requirements under the Act.

NECESSITY FOR STOCKHOLDERS APPROVAL

     The issuance by the Company of the Series C Preferred and the Warrants (and the issuance of shares of the Company's Common Stock upon conversion or exercise, respectively, thereof; and the issuance of any additional securities that may become issuable pursuant to the rights, preferences and privileges of the Series C Preferred and Warrants) is subject to stockholder approval pursuant to the Rules of the National Association of Securities Dealers, Inc. ("NASD") applicable to companies whose securities are traded on the Nasdaq. Rule 4350(i) of the NASD (the "20% Rule") requires companies that are listed on the Nasdaq to obtain stockholder approval prior to issuing common stock (or shares convertible into common stock) in a private financing at a price less than the greater of book or market value of the common stock, where the amount of common stock to be issued (or issuable upon conversion) together with sales by officers, director or substantial holders of the Company is or will be greater than twenty percent of the common stock or voting power of the Company outstanding prior to the issuance.

     Because the Series C Preferred and the Warrants, and the shares of Common Stock issuable upon conversion of the Series C Preferred and exercise of the Warrants (the "Conversion Shares"), were issued in a private financing at a price which was below the market price of the Common Stock, approval of the Company's Stockholders will be required in order to permit the Additional Issuance (and any additional securities that may become issuable pursuant to the respective rights, preferences and privileges of the Series C Preferred and Warrants) to constitute more than twenty percent of the shares outstanding immediately prior to the Financing in order to comply with NASD corporate governance requirements. The Conversion Shares underlying the Issued Series C and the Issued Warrants constituted less than twenty percent of the shares outstanding immediately prior to the Financing and, therefore, no stockholder vote was required. However, the Conversion Shares underlying the Series C Preferred and Warrants to be issued in the Additional Issuance, when aggregated with the Conversion Shares underlying the Issued Series C and the Issued Warrants, will constitute more than twenty percent of the shares outstanding prior to the Financing. Thus, the Company is seeking stockholder approval of the Financing prior and as a condition to the Additional Issuance.

TERMS OF THE FINANCING

     Copies of (i) the Series C Preferred Stock Purchase Agreement by and among the Company and the purchasers of the Series C Preferred dated as of May 8, 2001 (the "Securities Purchase Agreement"), (ii) the Certificate of Designation, Preferences and Rights of the Series C Preferred Stock (the "Certificate of Designation") and (iii) the form of the Warrants (collectively, (i) through
(iii) above are referred to as the "Financing Documents") have been filed by the Company as exhibits to the Registration Statement on Form S-3, filed with the Securities and Exchange Commission on March 28, 2001, and you are encouraged to review the full text of the Financing Documents. A brief summary of terms of the Series C Preferred and the Warrants is attached as Appendix B and is qualified in its entirety by reference to the more detailed terms set forth in the Financing Documents.

COMPANY'S CAPITAL NEEDS; CONSEQUENCES OF NON-APPROVAL

     Obtaining additional funds is critical to the Company's ability to continue operations. The Company raised $4.88 million in March 2001 in the Financing. Pursuant to the terms of the Financing we are required to issue additional shares; however, because of the restrictions of the 20% Rule, the Company cannot proceed with the Additional Issuance without stockholder approval under NASD corporate governance requirements. If we do not obtain the stockholder approval, Nasdaq may cause our common stock to be delisted from the Nasdaq SmallCap Market. Alternatively, the holders of the Series C Preferred have the option to require the Company to redeem a portion of Issued Series C. The Company does not have sufficient funds in order to redeem a portion of Issued Series C, and the public trading volume of our common stock and the ability of stockholders to sell their shares could be significantly impaired if we are removed from the Nasdaq SmallCap Market. Therefore, in order for the company's stock not to be delisted from Nasdaq, it is essential that the stockholders approve this proposal.

BOARD RECOMMENDATION

     Although the issuance of shares of Series C Preferred and the grant of Warrants (and issuance of additional securities that may become issuable pursuant to the rights, preferences and privileges of the Series C Preferred and Warrants) in connection with the Financing will have a dilutive effect on the Company's current stockholders, the Board of Directors believes that stockholder approval of the Financing is in the best interest of the Company. Accordingly, the Board of Directors strongly recommends the approval of the Financing.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE ISSUANCE OF OUR SECURITIES IN CONNECTION WITH A PRIVATE PURCHASE.

                             PROPOSAL NUMBER THREE

      APPROVAL OF AMENDMENT OF THE RESTATED CERTIFICATION OF INCORPORATION

BACKGROUND

     At the Annual Meeting, the stockholders are being asked to approve an amendment to the Company's Restate Certification of Incorporation to increase the number of authorized shares of Common Stock by one hundred million (100,000,000).

DESCRIPTION OF THE AMENDMENT

     The Company's Restated Certificate of Incorporation currently authorizes the issuance of fifty million (50,000,000) shares of Common Stock, with a par value of one tenth of one cent ($.001) per share, and two million (2,000,000) shares of Preferred Stock, with a par value one tenth of one cent ($.001) per share. In October, 2001 the Board of Directors adopted a resolution approving of an amendment to the Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock to one hundred fifty million (150,000,000), subject to stockholder approval.

     Since the Company's Restated Certificate of Incorporation also authorized 2,000,000 shares of Preferred Stock, the Amendment will also affect a related increase in the total number of shares of capital stock authorized for issuance from 102,000,000 to 152,000,000 shares. Stockholders are invited to read the Certificate of Amendment to the Restated Certificate of Incorporation (the "Certificate"), a copy of which can be obtained from the Company by contacting the Company at its corporate headquarters, Attention: Corporate Secretary.

PURPOSE AND EFFECT OF THE PROPOSED AMENDMENT

     As of October, 2001, the Company had approximately 21,765,007 shares of Common Stock outstanding and 421,170 shares of Preferred Stock outstanding, and as of that date, the Company had approximately 9,221,351 shares of Common Stock reserved for issuance under options granted pursuant to the Company's stock option plans. The Company also had, as of such date, 2,493,613 shares of Common Stock reserved for issuance upon exercise of outstanding warrants and 7,660,358 shares of Common Stock reserved for issuance upon conversion of Preferred Stock.

     The Board of Directors believes that it is in the Company's best interest to increase the number of shares of Common Stock to insure that the Company has sufficient shares for future needs in addition to those reserved for issuance on possible conversions of outstanding convertible notes and Preferred Stock and possible exercise of outstanding options and warrants. If the proposed amendment is approved, the Board intends to cause the Certificate to be filed as soon as practicable after the date of the Annual Meeting. Upon effectiveness of the Amendment, the Company will have an additional 100,000,000 shares of Common Stock authorized for issuance.

     In addition to the foregoing, the Board considers it advisable to have additional authorized, but unissued shares of Common Stock available to allow the Company to act promptly with respect to possible future financings, possible stock dividends, possible acquisitions, additional issuances under the Company's employee benefit plans and for other corporate purposes approved by the Board. Having additional authorized shares of Common Stock available for issuance in the future would give the Company greater flexibility and allow shares of Common Stock to be issued without the expense or delay of a stockholders' meeting, except as may be required by applicable laws or regulations. Other than for issuance under the Company's employee benefit plans and currently outstanding warrants and convertible securities, the Company has no specific plans for the issuance of additional shares of Common Stock.

     Under the Company's Restated Certification of Incorporation, the Company's stockholders do not have preemptive rights with respect to the Common Stock. Thus, should the Board of Directors elect to issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase such shares. In addition, if the Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current stockholders.

     The proposed amendment to increase the authorized number of shares of Common Stock could, under certain circumstances, have an anti-takeover effect, although this is not the intention of this proposal. In the event of a hostile takeover attempt to take over control of the Company, it may be possible for the Company to endeavor to impede the attempt by issuing shares of the Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Company. The proposed amendment, therefore, may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed Amendment may limit the opportunity for the Company's stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may have the effect of permitting the Company's current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company's business. However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

PROPOSAL

     At the Annual Meeting, stockholders will be asked to approve the amendment of the Company's Restated Certification of Incorporation to increase the authorized number of Common Stock by 100,000,000 to 150,000,000. Such approval will require the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT OF THE RESTATED CERTIFICATION OF INCORPORATION.

                              INDEPENDENT AUDITORS

     The Board of Directors of the Company has selected Ernst & Young LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending June 30, 2001. Ernst & Young LLP has acted in such capacity since its appointment in March 1987. Representatives of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. The representatives of Ernst & Young LLP also will be available to respond to appropriate questions raised during the Annual Meeting.

                              FINANCIAL STATEMENTS

     The Company's annual report to stockholders for the fiscal year ended June 30, 2001, containing audited consolidated balance sheets as of the end of each of the past two fiscal years and audited consolidated statements of operations, stockholders' equity and cash flows for each of the past three fiscal years, is being mailed with this proxy statement to stockholders entitled to notice of the Annual Meeting.

                             STOCKHOLDER PROPOSALS

     The Company will, in future proxy statements of the Board, include stockholder proposals complying with the applicable rules of the Securities and Exchange Commission and any applicable state laws. In order for a proposal by a stockholder to be included in the proxy statement of the Board relating to the Annual Meeting of Stockholders to be held in fall 2002, that proposal must be received in writing by the Secretary of the Company at the Company's principal executive offices no later than June 30, 2002.

                                 OTHER MATTERS

     The Board knows of no other matters which will be presented to the Annual Meeting. If, however, any other matter is properly presented at the Annual Meeting, the proxy solicited by this Proxy Statement contains discretionary authority on the persons named therein and will be voted in accordance with the judgment of the person or persons holding such proxy. In addition, if the Company is not notified by September 6, 2002 of a proposal to be brought before the 2002 annual meeting by a stockholder, then proxies held by management for such meeting may provide the discretion to vote against such proposal even though it is not discussed in the proxy statement for such meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Raymond G. Moreau
                                          Raymond G. Moreau
                                          Director and Chief Executive Officer

Mountain View, California
October 24, 2001

 YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU
      PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE
             ACCOMPANYING PROXY IN THE ENCLOSED POSTPAID ENVELOPE.

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER
                               INTELLICORP, INC.

I.  PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by monitoring: the integrity of the financial statements of the Corporation; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     - Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

     - Monitor the independence and performance of the Corporation's independent auditors, including annual financial audit, quarterly consultations, and general audit and non-audit services.

     - Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.  COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. A director will not be considered "independent" if, among other things, he or she has:

     - been employed by the corporation or its affiliates in the current or past three years;

     - accepted any compensation from the corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

     - an immediate family member who is, or has been in the past three years, employed by the corporation or its affiliates as an executive officer;

     - been a partner, controlling shareholder or an executive officer of any for-profit business to which the corporation made, or from which it received, payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

     - been employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

     All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management experience or any other comparable experience or background which results in the individual's financial sophistication. The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  MEETINGS

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee should meet with the independent accountants and management quarterly to review the Corporation's financial results consistent with IV.4. below.

IV.  RESPONSIBILITIES AND DUTIES

     In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

     In carrying out these responsibilities, the audit committee will:

     1. Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation.

     2. Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

     3. Review with the independent auditors and financial management the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

     4. Review the quarterly and annual financial results and financial statements with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

     5. Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

     6. Review accounting and financial human resources and succession planning within the company.

     7. Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

     8. Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                                                                      APPENDIX B

                                SUMMARY OF TERMS

TERMS OF SERIES C PREFERRED STOCK

     General. The purchase price of the Series C Preferred, $0.001 par value, is $1,000 per share. There are 5,000 Series C Preferred authorized and 4,880 issued and outstanding after the First Closing.

     Dividend Provisions. The holders of the Series C Preferred are entitled to receive dividends at the rate of eight percent per annum.

     Conversion Price. Each share of Series C Preferred is convertible at the option of the holder at any time into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series C Preferred to be converted by $1,000 and (ii) dividing the result by the conversion price of $0.84 per share or, in case an adjustment of such price has taken place, then by the conversion price as last adjusted and in effect at the date any share or shares of Series C Preferred are surrendered for conversion. Adjustments to Conversion Price. The Conversion Price will be subject to adjustment in certain events including (i) stock splits, stock dividends, or combinations of the Common Stock and (ii) the issuance of purchase or other rights for or securities convertible into stock, warrants, securities or other property.

     Redemption. At any time after the third anniversary of the sale of Series C Preferred, upon 30 day written notice, the Company shall have the right to redeem the Series C Preferred. The Series C Preferred shall remain convertible into shares of Common Stock until such time as they are actually redeemed.

     Liquidation Preference. Unless the holders of a majority of the then outstanding Preferred Stock consent otherwise, upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, the holders of the shares of Series C Preferred shall be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Series C Preferred, to be paid an amount equal to the greater of (i) $1000 per share plus, in the case of each share, an amount equal to all dividends declared but unpaid thereon, computed to the date payment thereof is made available, or (ii) such amount per share as would have been payable had each such share been converted to Common Stock immediately prior to such liquidation, dissolution or winding up, and the holders of Series C Preferred shall not be entitled to any further payment.

     If the assets to be distributed among the holders of Series C Preferred are insufficient, then the entire assets of the Company to be so distributed shall be distributed ratably among the holders of Series C Preferred. The remaining net assets of the Company may be distributed to the holders of stock ranking on liquidation junior to the Series C Preferred.

     Voting Rights. The Series C Preferred have no voting rights. If the Company does not declare and pay eight quarterly dividends, then Series C Preferred will have a right to vote together with Common Stock of the Company as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Series C Preferred shall then entitle the holder to the number of votes per share equal to the number of shares of Common Stock (including fractions of a share) into which each share of Series C Preferred is then convertible into.

TERMS OF THE WARRANTS

     Exercise Period. The Warrants are exercisable at any time within the first five years of their issuance, and terminate if not exercised prior to such date.

     Exercise Price.  The exercise price of the Warrants is $2.00 per share.

     Cashless Exercise. Each Warrant may be exercised at any time on a cashless basis, whereby the warrant holder, upon exercise, will receive that number of shares of Common Stock with a then current value equal to the difference between the then current fair market value of the aggregate number of shares of Common Stock being exercised and the aggregate exercise price for such shares pursuant to the Warrant.

PROXY



                                INTELLICORP, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoint(s) Raymond G. Moreau and Jerome F. Klajbor, and each of them, with full power of substitution, the lawful attorney and proxy of the undersigned to vote as designated on the reverse side, and, in their discretion, upon such other business as may properly be presented to the meeting, all of the shares of INTELLICORP, INC. which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders to be held on December 4, 2001, and at any adjournments or postponements thereof.



                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)









-------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                                         Please mark
                                                        your votes as
                                                         indicated in      [X]
                                                         this example.

                                                         FOR              WITHHOLD
                                                 all nominees listed      AUTHORITY
                                                (except as indicated    to vote (as to
                                                       below)           all nominees)
1.   ELECTION ALL THE FOLLOWING NOMINEES                  [ ]                   [ ]
     NOMINEES: 01 - Arthur W. Barry
               02 - Elmar F. Fisher
               03 - Alan K. Greene
               04 - Kenneth H. Haas
               05 - Robert A. Lauridsen
               06 - Raymond G. Moreau
               07 - Norman J. Wechsler

To withhold authority to vote for any
individual nominee, write that nominee's name on the line provided below:

--------------------------------------


                                                          FOR        AGAINST        ABSTAIN
2.   To approve the issuance of our securities in         [ ]          [ ]            [ ]
     connection with a private financing.

3.   To approve the amendment of our Restated
     Certificate of Incorporation to increase             [ ]          [ ]            [ ]
     the number of authorized shares of Common
     Stock by 100,000,000.



                                    This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholders. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. This proxy may be revoked at any time prior to the time it is voted by any means described in the accompanying Proxy Statement.

                                    PLEASE COMPLETE, DATE AND SIGN THIS PROXY
                                    AND RETURN IT PROMPTLY IN THE ENCLOSED
                                    POSTPAID ENVELOPE.

Signature(s)____________________________________________ Date ________________
Please date and sign exactly as name(s) appear(s) hereon. If shares are held jointly, each holder should sign. Please give full title and capacity in which signing if not signing as an individual.


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                            - FOLD AND DETACH HERE -